Exhibit 4.1

NUMBER	SHARES [____]
CUSIP [____]
COMMON STOCK

AETHER HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

$0.001 PAR VALUE COMMON STOCK

THIS CERTIFIES THAT [__________] is the owner of [______] FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF AETHER HOLDINGS, INC., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

Director	Director

AETHER HOLDINGS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT	- as tenants by the entireties		(Cust) (Minor)
JTTEN	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act (State)

Additional abbreviations may also be used though not in the above list.

For value received, _______ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER(S) OF ASSIGNEE(S)

(PLEASE PRINT OR TYPEWRITE NAME(S) AND ADDRESS(ES), INCLUDING ZIP CODE(S), OF ASSIGNEE(S))

shares of the capital stock represented by the within Certificate, and hereby irrevocably constitute and appoint ____________________________________________________________________________________, Attorney to transfer the said shares of Common Stock on the books of the within named Company with full power of substitution in the premises.

Dated:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbroker, Savins and Loan Associations and Credit Unions).

Signature(s) Guaranteed:

TRANSFER FEE WILL APPLY